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                                 [LETTERHEAD]



                                                              April 1, 1998


Mr. Steve Kircher, Program Manager
Envirotest Systems Corporation
1619 Elm Hill Pike, Suite A
Nashville, TN 37210


Dear Mr. Kricher:

The Metropolitan Government of Nashville and Davidson County, Tennessee is hereby notifying Envirotest Systems Corporation of its intent to continue operation of the vehicle inspection and maintenance program in Nashville and Davidson County, Tennessee through June 30, 2001.

If you have any question or require any further assistance, please contact Mr. Harry Dugan of my staff at 340-5656.


                                           Very truly yours,


                                           /s/ G. Brent Hager
                                           G. Brent Hager, Ph.D., P.E., Director
                                           Bureau of Environmental Services


GBH/jk

cc: Harry Dugan
    Director, Vehicle Inspection